Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions and Divestitures [Text Block]
Note 3 – Acquisitions and Divestitures
UEOM
As of December 31, 2018, we owned a 62 percent interest in UEOM which we accounted for as an equity-method investment. On March 18, 2019, we signed and closed the acquisition of the remaining 38 percent interest in UEOM. Total consideration paid, including post-closing adjustments, was $741 million in cash funded through credit facility borrowings and cash on hand. As a result of acquiring this additional interest, we obtained control of and now consolidate UEOM.
UEOM is involved primarily in the processing and fractionation of natural gas and natural gas liquids in the Utica Shale play in eastern Ohio. The purpose of the acquisition was to enhance our position in the region. We expect synergies through common ownership of UEOM and our Ohio Valley midstream systems to create a more efficient platform for capital spending in the region, resulting in reduced operating and maintenance expenses and creating enhanced capabilities and benefits for producers in the area.
The acquisition of UEOM was accounted for as a business combination, which requires, among other things, that identifiable assets acquired and liabilities assumed be recognized at their acquisition date fair values. In March 2019, based on the transaction price for our purchase of the remaining interest in UEOM as finalized just prior to the acquisition, we recognized a $74 million noncash impairment loss related to our existing 62 percent interest (see Note 18 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk). Thus, there was no gain or loss on remeasuring our existing equity-method investment to fair value due to the impairment recognized just prior to closing the acquisition of the additional interest.
The valuation techniques used to measure the acquisition date fair value of the UEOM acquisition consisted of the market approach for our previous equity-method investment in UEOM and the income approach (excess earnings method) for valuation of intangible assets and depreciated replacement costs for property, plant, and equipment.
The following table presents the allocation of the acquisition date fair value of the major classes of the assets acquired, which are presented in the Northeast G&P segment, and liabilities assumed at March 18, 2019. The net assets acquired reflect the sum of the consideration transferred and the noncash elimination of the fair value of our existing equity-method investment upon our acquisition of the additional interest. The fair value of accounts receivable acquired, presented in current assets in the table, equals contractual amounts receivable. After the March 31, 2019 financial statements were issued, we received an updated valuation report from a third-party valuation firm. Significant changes from the preliminary allocation disclosed in the first quarter to the final allocation, which were recorded in the second quarter of 2019, reflect an increase of $169 million in goodwill, and decreases of $106 million in property, plant, and equipment and $61 million in other intangible assets.

(Millions)
Current assets, including $13 million cash acquired	$55
Property, plant, and equipment	1,387
Other intangible assets	328
Total identifiable assets acquired	1,770

Current liabilities	7
Total liabilities assumed	7

Net identifiable assets acquired	1,763

Goodwill	188
Net assets acquired	$1,951

The goodwill recognized in the acquisition relates primarily to enhancing and diversifying our basin positions and is reported within the Northeast G&P segment. Substantially all of the goodwill is expected to be deductible for tax purposes. Goodwill is included within Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet and represents the excess of the consideration, plus the fair value of any previously held equity interest, over the fair value of the net assets acquired.
Other intangible assets recognized in the acquisition are related to contractual customer relationships from gas gathering, processing, and fractionation agreements with our customers. The basis for determining the value of these intangible assets is estimated future net cash flows to be derived from acquired contractual customer relationships discounted using a risk-adjusted discount rate. These intangible assets are being amortized on a straight-line basis over a period of 20 years which represents the term over which the contractual customer relationships are expected to contribute to our cash flows. Approximately 49 percent of the expected future revenues from these contractual customer relationships are impacted by our ability and intent to renew or renegotiate existing customer contracts. We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the current contract periods (as estimated at the time of the acquisition), the weighted-average period prior to the next renewal or extension of the existing contractual customer relationships was approximately 10 years.
The following unaudited pro forma Revenues and Net income (loss) attributable to The Williams Companies, Inc. for the years ended December 31, 2019 and 2018, respectively, are presented as if the UEOM acquisition had been completed on January 1, 2018. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated, nor do they purport to project Revenues or Net income (loss) attributable to The Williams Companies, Inc. for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transaction or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

	Year Ended December 31,
	2019	2018
	(Millions)
Revenues	$8,233	$8,836
Net income (loss) attributable to The Williams Companies, Inc.	928	(128)

Adjustments to pro forma Net income (loss) attributable to The Williams Companies, Inc. include the removal of the previously described $74 million impairment loss recognized in March 2019 just prior to the acquisition.
During the period from the acquisition date of March 18, 2019 to December 31, 2019, UEOM contributed Revenues of $179 million and Net income (loss) attributable to The Williams Companies, Inc. of $53 million.
Costs related to this acquisition are $4 million and are reported within our Northeast G&P segment and included in Selling, general, and administrative expenses in our Consolidated Statement of Operations.
Northeast JV
Concurrent with the UEOM acquisition, we executed an agreement whereby we contributed our consolidated interests in UEOM and our Ohio Valley midstream business to a newly formed partnership. In June 2019, our partner invested approximately $1.33 billion for a 35 percent ownership interest, and we retained 65 percent ownership of, as well as operate and consolidate, the Northeast JV business. The change in ownership due to this transaction increased Noncontrolling interests in consolidated subsidiaries by $567 million, and decreased Capital in excess of par value by $426 million and Deferred income tax liabilities by $141 million in the Consolidated Balance Sheet. Costs related to this transaction are $6 million and are reported within our Northeast G&P segment and included in Selling, general, and administrative expenses in our Consolidated Statement of Operations.
Sale of Gulf Coast Pipeline Systems
In November 2018, we completed the sale of certain assets and operations located in the Gulf Coast area for $177 million in cash. As a result of this sale, we recorded a gain of approximately $101 million in the fourth quarter of 2018, consisting of $81 million in our Transmission & Gulf of Mexico segment and $20 million in Other.

Previous impairments made to a portion of these assets and operations include $66 million related to certain idle pipelines in the second quarter of 2018, as well as $68 million and $23 million related to an NGL pipeline near the Houston Ship Channel region and project development costs associated with an olefins pipeline project, respectively, in 2017. These impairments are reflected in Impairment of certain assets in the Consolidated Statement of Operations. (See Note 18 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.) The results of operations for this disposal group, excluding the impairments and gains noted, were not significant for the reporting periods.
Sale of Four Corners Assets
In October 2018, we completed the sale of our natural gas gathering and processing assets in the Four Corners area of New Mexico and Colorado for total consideration of $1.125 billion. As a result of this sale, we recorded a gain of approximately $591 million within the West segment in the fourth quarter of 2018.
The following table presents the results of operations for the Four Corners area, excluding the gain noted above:

	Year Ended December 31,
	2018	2017
	(Millions)
Income (loss) before income taxes of Four Corners area	$52	$47
Income (loss) before income taxes of Four Corners area attributable to The Williams Companies, Inc.	43	35

Sale of Geismar Interest
In July 2017, we completed the sale of Williams Olefins, L.L.C., a wholly owned subsidiary which owned our Geismar Interest, for total consideration of $2.084 billion in cash. We received a final working capital adjustment of $12 million in October 2017. Upon closing of the sale, we entered into a long-term supply and transportation agreement with the purchaser to provide feedstock to the plant via its Bayou Ethane pipeline system. As a result of this sale, we recorded a gain of $1.095 billion in the third quarter of 2017 in our Other segment.
The following table presents the results of operations for the Geismar Interest, excluding the gain noted above:

Year Ended December 31,
2017
(Millions)
Income (loss) before income taxes of the Geismar Interest	$26
Income (loss) before income taxes of the Geismar Interest attributable to The Williams Companies, Inc.	19